UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14C INFORMATION
             INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                            AND RULE 14f-1 THEREUNDER

FILED BY THE REGISTRANT [ x ]

FILED BY A PARTY OTHER THAN THE REGISTRANT [   ]

CHECK THE APPROPRIATE BOX:

[X] PRELIMINARY INFORMATION STATEMENT

[  ]    CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS
         PERMITTED BY RULE 14(C)-5(D)(2))

[  ]     DEFINITIVE INFORMATION STATEMENT

                               ACTIVEWORLDS CORP.
                               ------------------
        (Exact name of registrant as specified in its corporate charter)
                         Commission File No. 001-15819

             DELAWARE                                13-3883101
             --------                                ----------
     (State of Incorporation)             (IRS Employer Identification No.)

                           40 Wall Street, 58th Floor
                               New York, NY 10005
                               ------------------
                    (Address of principal executive offices)

                                 (212) 509-1700
                                 --------------
                           (Issuer's telephone number)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX)

[X]   NO FEE REQUIRED.

[  ]  FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14C-5(G) AND 0-11.

1)    TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:
      COMMON STOCK, $0.001 PAR VALUE
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2)    AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:

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3)    PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT
      TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):

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4)    PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:

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5)    TOTAL FEE PAID

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[  ]  FEE PAID PREVIOUSLY WITH PRELIMINARY MATERIALS.

[  ]  CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT
      RULE 0-11 (A) (2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF FILING.

      1)    AMOUNT PREVIOUSLY PAID:

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      2)    FORM, SCHEDULE OR REGISTRATION NO.:

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      3)    FILING PARTY:

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      4)    DATE FILED:
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


                               ACTIVEWORLDS CORP.
                               ------------------

                              INFORMATION STATEMENT

INTRODUCTION

         This Information Statement is being delivered on or about May ___, 2004 to the holders of shares of common stock, par value $0.001 (the "Common Stock") of Activeworlds Corp. (the "Company"). You are receiving this Information Statement in connection with the granting of options to purchase shares of our common stock to our sole officer and director.

         On May 6, 2004, the board of directors of the Company adopted the 2004 Stock Option Plan and, under the newly adopted plan, approved the grant of options to purchase 500,000 shares of common stock to Mr. Sean Deson, our sole officer and director. The options are exercisable at $.25 per share over a five-year period. One-half of the options are fully vested, and the other half vest if and only if we complete an acquisition in which control of the Company changes as a result of the acquisition.

         As of May __, 2004, the holders of more than 50% of the outstanding shares of Common Stock who are listed in the table below approved and ratified the adoption of the 2004 Stock Option Plan and the grant to Mr. Deson.

YOU ARE URGED TO READ THIS INFORMATION STATEMENT CAREFULLY. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Voting Securities of the Company
--------------------------------

         As of May __, 2004, there were 5,317,116 shares of the Company's Common Stock issued and outstanding. Each share of Common Stock entitles the holder thereof to one vote on each matter that may come before a meeting of the stockholders.

Security Ownership of Certain Beneficial Owners and Management
--------------------------------------------------------------

         The following table provides information as of the date of this information statement concerning the beneficial ownership of our capital stock by each director, each person known by us to be the beneficial owner of at least

5% of any class of our capital stock, and all executive officers and directors as a group.

Name and Address of              Number of Shares of
Beneficial Owners                Common Stock               Percentage of Class
-----------------                ------------               -------------------
Sean Deson                                 0                         0%
112 Baypoint Dr.
San Rafael, CA 94901

Michael Gardner                     2,473,160                     46.5% *
40 Wall Street, 58th Floor
New York, NY  10005

Richard F. Noll                       416,352                      7.8%
95 Parker St.
Newburyport, MA 01950

J.P. McCormick                        399,983                      7.5%
95 Parker St.
Newburyport, MA 01950

All officers and directors as               0                        0%
a group (one person)

* Includes warrants to purchase 600,000 shares of common stock held by Baytree Capital Associates, LLC. of which Mr. Gardner is the managing member. 300,000 of these warrants are exercisable at $1.187 per share, and 300,000 of are exercisable at $0.06 per share.

Ratification of Option Grant
----------------------------

         On May 6, 2004, the board of directors of the Company adopted the 2004 Stock Option Plan and, under the newly adopted plan, approved the grant of options to purchase 500,000 shares of common stock to Mr. Sean Deson, our sole officer and director. Because Mr. Deson is our sole officer and director, the Company determined that it was advisable for the stockholders to ratify the grant of options to Mr. Deson, and on May __, 2004, holders of a majority of the issued and outstanding common stock of the Company ratified the grant of options to Mr. Deson.

         The Company decided to grant these options to Mr. Deson because he has been acting as a director of the Company since December 1999 and has never received meaningful compensation for his services. Part of Mr. Deson's service was during the difficult period of time when control of the Company was in doubt. When the Company's former management granted themselves and Mr. Deson options, Mr. Deson decided that the grant was not proper and returned the options to the Company to be cancelled. Since August 26, 2002, Mr. Deson has been the sole officer of the Company, also without pay. During the past five months, he has expended substantial effort in attempting to secure an acquisition for the Company, although such an opportunity has not yet materialized. For these reasons, holders of a majority of the outstanding stock of the Company have determined that the grant of options to Mr. Deson is advisable and appropriate.

Dated:  May __, 2004                        By order of the Board of Directors


                                            /s/ Sean Deson
                                            ---------------------------------
                                            Sean Deson, President


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